UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]Definitive Proxy Statement

[X]Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET FUNDS, INC.

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

MASTER PORTFOLIO TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET INVESTMENT GRADE INCOME FUND INC.

WESTERN ASSET PREMIER BOND FUND

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                       1)     Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                         4)     Proposed maximum aggregate value of transaction:

5) Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:

                        2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

THE FUNDS HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND ARE IN THE PROCESS OF MAILING TO SHAREHOLDERS OF RECORD DEFINITIVE PROXY STATEMENTS IN CONNECTION WITH THE PROPOSALS DESCRIBED IN THE PROXY STATEMENTS. THIS DOCUMENT DOES NOT CONSTITUTE A SOLICITATION OF ANY VOTE OR APPROVAL. THE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS AND MATTERS RELATED TO THE PROPOSALS. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT FOR THEIR FUND CAREFULLY.

Information regarding Franklin Templeton/Legg Mason Change of Control Definitive Proxy Statements for Legg Mason-Sponsored Funds Listed on Schedule A (the “Funds”)

April 20, 2020

Franklin Templeton/Legg Mason Transaction

Q. What is happening with Legg Mason?

In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay Legg Mason shareholders, in cash at closing, $50.00 per share of Legg Mason common stock and Franklin Templeton will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion.

The Transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the Transaction is expected to close in the third quarter of

2020.

As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason affiliates that manage the investments of the Funds, including Brandywine Global, Clarion Partners, ClearBridge, ClearBridge RARE, Martin Currie, QS Investors, Royce Investment Partners, and Western Asset.

Regulatory Approvals with Respect to the Legg Mason Funds

Q. Why are Fund shareholders being asked to approve new management agreements and new subadvisory agreements?

Legg Mason is the parent company of the investment managers and the subadvisers for the Funds. Upon completion of the Transaction, the Funds’ investment managers and the subadvisers will become subsidiaries of Franklin Templeton.

The Transaction will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management agreements and subadvisory agreements to terminate in accordance with applicable law.  Shareholders of the Funds are being asked to approve new management agreements and new subadvisory agreement(s), as applicable, for their funds. If approved by shareholders, each new agreement will take effect when the manager or applicable subadviser becomes a subsidiary of Franklin Templeton.

The Transaction will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. This includes Legg Mason Funds whose shareholders have approved new management agreements to be effective when the sale is completed.

Information About the New Management Agreements and Subadvisory Agreements

Q. How do the new management and subadvisory agreements differ from the current agreements?

The new agreements will be identical to the current agreements, except for the dates of execution,

effectiveness and termination.

Q. Will the Funds’ contractual management fee rates go up?

No. The sale of Legg Mason will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale itself cause currently effective expense waiver and reimbursement arrangements applicable to the Funds to change.

Q. Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of the funds?

No. The new agreements are not expected to result in any changes to the portfolio managers of the Funds or to a Fund’s investment objective or investment strategy.

Information About Other Service Providers

Q. Will there be changes to a Fund’s custodian or other service providers as a result of the sale of Legg Mason?

No. There are not expected to be any changes to a Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q. Will LMIS continue to serve as the principal underwriter for each Open-End Fund following the consummation of the Transaction?

LMIS is expected to continue to serve as the principal underwriter for each Open-End Fund following the consummation of the Transaction. LMIS also serves as a service agent of the Funds and is expected to continue to provide such services following the consummation of the Transaction.

Potential Benefits to Shareholders of the Funds as a Result of the Transaction

Q. How could the sale of Legg Mason potentially benefit shareholders of the Funds?

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will provide continuity of the investment program shareholders of the Funds selected through their investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Additional Information About the Current Agreements and the New Agreements

Q. What happens if new management and new subadvisory agreements are not approved for a Fund?

If shareholders of a Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for their Fund, and the sale of Legg Mason to Franklin Templeton occurs, the Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, the Board of the Fund will implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board of each Fund has approved interim management and subadvisory agreements to provide for maximum flexibility for each Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q. What will happen if the Transaction is not consummated?

In the event that the Transaction is not consummated, the investment manager and subadviser(s) to each Fund will continue to serve their respective Funds pursuant to the terms of the current management and subadvisory agreements.

Information About the Shareholder Proxy Process

Q. Are the Funds paying for the proxy statements?

No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statements, will be borne by Legg Mason.

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Please see Schedule A for a list of proxy statements, record dates and scheduled shareholder meeting dates.

Shareholders of record at the close of business on the dates specified in Schedule A with respect to each fund are entitled to vote at the meetings.

Schedule A

Proxy Statement 1

Record date for all funds: April 1, 2020

Shareholder meeting date for all funds: Scheduled for July 14, 2020

Legg Mason Partners Equity Trust

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Global Dividend Fund

QS Global Equity Fund

QS Growth Fund

QS Moderate Growth Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Portfolio

ClearBridge Variable Small Cap Growth Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth

QS Variable Growth

QS Variable Moderate Growth

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Legg Mason Global Infrastructure ETF

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

Proxy Statement 2

Record date for all funds: April 15, 2020

Shareholder meeting date for all funds except Western Asset Investment Grade Income Fund Inc.: Scheduled for July 14, 2020

Shareholder meeting date for Western Asset Investment Grade Income Fund Inc.: Scheduled for June 12, 2020

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund (to be renamed Western

Asset Ultra-Short Income Fund on or about April 22, 2020)

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Total Return Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset Funds, Inc.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Macro Opportunities Fund

Western Asset Total Return Unconstrained Fund

Legg Mason Partners Institutional Trust

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market

Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Premier Institutional Government Reserves

Western Asset Premier Institutional Liquid Reserves

Western Asset Premier Institutional U.S. Treasury Reserves

Western Asset Select Tax Free Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Legg Mason Partners Money Market Trust

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Prime Obligations Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Premium Money Market Trust Western Asset Premium Liquid Reserves Western Asset Premium U.S. Treasury Reserves
Master Portfolio Trust Government Portfolio Liquid Reserves Portfolio Tax Free Reserves Portfolio U.S. Treasury Obligations Portfolio U.S. Treasury Reserves Portfolio	Legg Mason Partners Variable Income Trust Western Asset Core Plus VIT Portfolio Western Asset Variable Global High Yield Bond Portfolio
Closed-End Funds Western Asset Investment Grade Income Fund Inc. Western Asset Premier Bond Fund

Proxy Statement 3

Record date for all funds: April 1, 2020

Shareholder meeting date for all funds: Scheduled for July 14, 2020

Legg Mason Global Asset Management Trust

BrandywineGLOBAL — Alternative Credit Fund

BrandywineGLOBAL — Diversified US Large Cap Value Fund

BrandywineGLOBAL — Dynamic US Large Cap Value Fund

BrandywineGLOBAL — Global Flexible Income Fund

BrandywineGLOBAL — Global High Yield Fund

BrandywineGLOBAL — Global Opportunities Bond Fund

BrandywineGLOBAL — Global Opportunities Bond Fund (USD Hedged)

BrandywineGLOBAL — Global Unconstrained Bond Fund

BrandywineGLOBAL — International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Global Infrastructure Income Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

Martin Currie SMASh Series EM Fund

QS Global Market Neutral Fund

QS International Equity Fund

QS Strategic Real Return Fund

QS U.S. Small Capitalization Equity Fund

Proxy Statement 4

Record date for all funds: March 9, 2020

Shareholder meeting date for all funds: Scheduled for June 5, 2020

BrandywineGLOBAL— Global Income Opportunities Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

LMP Capital and Income Fund Inc.

Western Asset Corporate Loan Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

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